1 First-Quarter 2024 First Quarter Overall Net Sales $695.4M | 3.0% Diluted Earnings Per Share: $1.55 Adjusted Diluted Earnings Per Share: $1.56 Eric M. Green President and Chief Executive Officer Chair of the Board West Pharmaceutical Services, Inc. WST Q1 2024 Earnings Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, therefore you should not rely on these forward-looking statements as representing our views as of any date other than today. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. “We had a solid start to the year and our full-year 2024 financial outlook remains unchanged. We are actively managing the timing of inventory decisions by some of our customers, and our recent order trends reinforce our prior outlook for stronger organic sales growth in the second half of the year. As we navigate the near-term headwinds, we are controlling our costs while making strategic investments in new manufacturing capacity in both our Contract Manufacturing segment and our Proprietary Products segment, which positions us well for future organic sales growth.”

West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial and Operations Officer First-Quarter Results 2024 Analyst Conference Call 9 a.m. Eastern Time | April 25, 2024

3 West Analyst Conference Call 9 a.m. Eastern Time April 25, 2024 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call by asking questions to Management, please register in advance at: https://register.vevent.com/register/BIe5bc0234730940b7b24 82d1727cc668b Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that will be used to access the call. A replay of the conference call and webcast will be available on the Company’s website for 30 days. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the first quarter 2024 and management’s discussion of those results during today’s conference call. WST Q1 2024 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development, operational performance and expectations regarding future events. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under our “Forward Looking Statements” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, therefore you should not rely on these forward-looking statements as representing our views as of any date other than today. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q1 2024 Earnings

5 Financial Highlights WST Q1 2024 Earnings • First quarter 2024 net sales of $695.4 million declined 3.0%; organic net sales also declined by 3.0% • First quarter 2024 reported-diluted EPS of $1.55 declined 16.2%; adjusted-diluted EPS of $1.56 declined by 21.2%

6 HVP Comp on e n t s & D el ive ry Syste m s Glob a l Cap ac ity Exp an s ion Delivering unique value to Customers and Patients Increasing capacity to meet growing demand for our Proprietary Products and Contract Manufacturing segments WST Q1 2024 Earnings

7 2024 Full-Year Guidance WST Q1 2024 Earnings 2024 Full-Year Guidance Consolidated Net Sales $3.000 - $3.025 billion Adjusted-Diluted EPS $7.63 to $7.88

8 First-Quarter 2024 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended March 31, 2024 2023 Reported Net Sales $695.4 $716.6 Gross Profit Margin 33.1% 37.9% Reported Operating Profit $122.8 $155.3 Adjusted Operating Profit (1) $123.0 $164.9 Reported Operating Profit Margin 17.7% 21.7% Adjusted Operating Profit Margin (1) 17.7% 23.0% Reported-Diluted EPS $1.55 $1.85 Adjusted-Diluted EPS (1) $1.56 $1.98 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See accompanying slides and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q1 2024 Earnings

9 Overall Organic Net Sales Decline: 3.0% (Q1 2024) Proprietary Products Q1 2024 organic net sales decrease by 4.0% with sales of high-value products declining by low-single digits BIOLOGICS GENERICS PHARMA Organic sales growth led by NovaPure® and self- injection device platforms Organic sales decline due to declines in FluroTec® and Westar® components Organic sales decline due to declines in Envision® and standard components CONTRACT MANUFACTURING Organic sales growth of 1.3%, led by growth in sales of components associated with diagnostic devices Low-Single Digit (Double Digit) Low-Single Digit(High-Single Digit) First-Quarter 2024 Organic Net Sales Growth WST Q1 2024 Earnings

10 Change in Consolidated Net Sales First-quarter 2023 to 2024 ($ millions) WST Q1 2024 Earnings

11 Gross Profit Update ($ millions) Three Months Ended March 31, 2024 2023 Proprietary Products Gross Profit $207.1 $247.8 Proprietary Products Gross Profit Margin 37.0% 42.5% Contract-Manufactured Products Gross Profit $23.1 $23.5 Contract-Manufactured Products Gross Profit Margin 17.0% 17.6% Consolidated Gross Profit $230.2 $271.3 Consolidated Gross Profit Margin 33.1% 37.9% WST Q1 2024 Earnings

12 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q1 2024 YTD Q1 2023 Depreciation and Amortization $35.6 $31.6 Operating Cash Flow $118.2 $138.1 Capital Expenditures $90.6 $82.1 Free Cash Flow $27.6 $56.0 Financial Condition March 31, 2024 December 31, 2023 Cash and Cash Equivalents $601.8 $853.9 Debt $206.2 $206.8 Equity $2,680.6 $2,881.0 Working Capital $1,044.5 $1,264.6 WST Q1 2024 Earnings

13 Unique Value to Customers and Patients Global Operational Effectiveness Across the Network Capital Investments for Future Growth Making a positive impact on healthcare across the globe WST Q1 2024 Earnings

14 Eric M. Green President & Chief Executive Officer, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial and Operations Officer Quintin Lai VP, Investor Relations Q & A WST Q1 2024 Earnings

15 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q1 2024 Earnings

16 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended March 31, 2024 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $122.8 $16.4 $115.3 $1.55 Unallocated items: Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Adjusted (Non-U.S. GAAP) $123.0 $16.4 $116.0 $1.56 Three months ended March 31, 2023 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $155.3 $23.6 $140.0 $1.85 Unallocated items: Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Loss on disposal of plant 9.4 - 9.4 0.12 Adjusted (Non-U.S. GAAP) $164.9 $23.6 $150.1 $1.98 WST Q1 2024 Earnings

17 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1 and 2) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (2) Net sales excluding divestitures represents the 2023 comparative sales figure used in our organic sales growth calculation to eliminate the impact of our 2023 divestiture. (1) Three months ended March 31, 2024 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $559.5 $135.9 - $695.4 Effect of changes in currency translation rates (2.8) (0.6) - (3.4) Organic net sales (Non-U.S. GAAP) (1) $556.7 $135.3 - $692.0 Three months ended March 31, 2023 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $583.1 $133.5 - $716.6 Effect of divestitures and/or acquisitions (3.2) - - (3.2) Net sales excluding divestiture(Non-U.S. GAAP) (2) $579.9 $133.5 - $713.4 WST Q1 2024 Earnings

18 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2023 Actual 2024 Guidance % Change Reported-diluted EPS (U.S. GAAP) $7.88 $7.59 to $7.84 (3.7%) to (0.5%) Loss on disposal of plant 0.16 - Cost investment activity 0.06 - Restructuring and other charges (0.02) - Amortization of acquisition-related intangible assets 0.04 0.04 Legal settlement (0.04) - Adjusted-diluted EPS (Non-U.S. GAAP) (1) $8.08 $7.63 to $7.88 (5.6%) to (2.5%) (1) See “Full-year 2024 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2024 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first-quarter 2024, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.15. Any future tax benefits associated with stock-based compensation that we receive in 2024 would provide a positive adjustment to our full-year EPS guidance. In 2023, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.42. WST Q1 2024 Earnings